                                POWER OF ATTORNEY

 I, the undersigned Director or Trustee, as the case may be, of the following investment companies:

            American Century California Tax-Free and Municipal Funds
                    American Century Government Income Trust
                    American Century International Bond Funds
                        American Century Investment Trust
                        American Century Municipal Trust
                   American Century Quantitative Equity Funds
                    American Century Target Maturities Trust
                  American Century Variable Portfolios II, Inc.
                           (collectively, the "Funds")

hereby constitute and appoint David C. Tucker, Charles A. Etherington, David H.
Reinmiller, Charles C.S. Park, Janet A. Nash, Brian L. Brogan and Otis H. Cowan,
each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, (a) to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on
Form N-1A, Form N-8A or any successor thereto, any and all subsequent
Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said
Registration Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other instruments in connection therewith; (b) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Funds; and
(c) generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act
of 1940, and all related requirements of the Securities and Exchange Commission.
I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after September 12, 2002.

     WITNESS my hand on this seventeenth day of December, 2002.

                                                     Signature

                                                     /s/John Shoven
                                                     John Shoven